UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.       )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [_]

Check the appropriate box:

[_]	Preliminary Proxy Statement
[_]	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (as permitted by Rule 14a-6(e)(2))
[_]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[_]	Soliciting Material Pursuant to Section 240.14a-12

Quest Diagnostics Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[_]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[_]	Fee paid previously with preliminary materials:

[_]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE QUEST DIAGNOSTICS INCORPORATED ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2020

Notice of Annual Meeting of Stockholders

WHEN AND WHERE IS THE STOCKHOLDERS MEETING?

The 2020 Annual Meeting of Stockholders of Quest Diagnostics Incorporated will be held at 500 Plaza Drive, Secaucus, New Jersey 07094*, on Tuesday, May 19, 2020, at 10:30 a.m. If you need directions to the Annual Meeting, please call 1-973-520-2900.

*  As part of our precautions regarding COVID-19, we may hold our annual meeting solely by means of remote communication. In that case, as soon as practicable before the meeting, we will issue a press release and post it on our website. In that event, the meeting would be conducted solely virtually, on the above date and time, via live audio webcast.

If the meeting will be held solely virtually, any stockholder wishing to participate, vote and examine our stocklist before or at the virtual annual meeting must register for the meeting by no later than 24 hours before the meeting. To register, go to www.CESVote.com, enter your control number (located by arrow in the box below), and follow directions to register for the virtual meeting. After you register, you will receive an e-mail prior to the meeting with a link and instructions for attending the virtual meeting and examining the stocklist before or during the virtual meeting.

WHAT IS BEING VOTED ON AT THE STOCKHOLDERS MEETING?

•	the election of ten directors;
•	an advisory resolution to approve the executive officer compensation disclosed in the Company’s 2020 proxy statement;
•	ratification of the appointment of our independent registered public accounting firm for 2020; and
•	such other business as may properly come before the meeting or any adjournment or postponement thereof.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Quest Diagnostics Board of Directors recommends you vote FOR the election of ten directors, FOR the advisory resolution to approve the executive officer compensation disclosed in the Company’s 2020 proxy statement, and FOR ratification of the appointment of our independent registered public accounting firm for 2020.

HOW CAN I GET A COMPLETE SET OF PROXY MATERIALS?

This is not a proxy card. If you wish to submit your proxy on a traditional proxy card, you must request a paper copy of the proxy materials by following the instructions below.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following documents are available at: www.ViewMaterial.com/DGX

•	2020 Proxy Statement
•	2019 Annual Report

If you want to receive a paper or e-mail copy of these documents, you must request one; otherwise you will not receive a paper or e-mail copy. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before May 5, 2020, to facilitate timely delivery.

You may request a paper or e-mail copy of the proxy materials by following the instructions below. You will be asked to provide the 11-digit control number (located by the arrow in the box below).

1.	Call the toll-free telephone number 1-800-516-1564 and follow the instructions provided, or
2.	Access the website, www.SendMaterial.com and follow the instructions provided, or

3.	Send an e-mail to papercopy@SendMaterial.com with your control number in the Subject line. Unless you instruct otherwise, we will reply to your e-mail with links to the proxy materials in PDF format for this meeting only.

To vote your Quest Diagnostics Incorporated shares, you can attend the Annual Meeting of Stockholders and vote in person or you can:
1.	Go to www.ViewMaterial.com/DGX
2.	Click on the icon to submit a proxy for your shares.
3.	Enter the 11 digit control number (located by the arrow in the box above).
4.	Follow the simple instructions to record your voting instructions.
You are able to submit a proxy online until 11:59 p.m. (EDT) on May 18, 2020.